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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated April 24, 1997, appearing in this Annual Report on Form 10K-SB of Bio-logic Systems Corp. for the year ended February 28, 1997.

                               GRANT THORNTON LLP

    May 27, 1997